Basis of Presentation	3 Months Ended
Mar. 31, 2019
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Basis of Presentation

Note 1. Basis of Presentation
The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) in the United States (U.S.) and based upon Securities and Exchange Commission rules that permit reduced disclosure for interim periods. For a more complete discussion of significant accounting policies and certain other information, you should refer to the financial statements for the year ended December 31, 2018 of Verizon Communications Inc. (Verizon or the Company) included in its Current Report on Form 8-K dated August 8, 2019. These financial statements reflect all adjustments that are necessary for a fair presentation of results of operations and financial condition for the interim periods shown, including normal recurring accruals and other items. The results for the interim periods are not necessarily indicative of results for the full year.

In November 2018, we announced a strategic reorganization of our business. Under the new structure, effective April 1, 2019, there are two reportable segments that we operate and manage as strategic business units - Verizon Consumer Group (Consumer) and Verizon Business Group (Business). In conjunction with the new reporting structure, we recast our segment disclosures for all periods presented.

Our Consumer segment provides consumer-focused wireless and wireline communications services and products. Our wireless services are provided across one of the most extensive wireless networks in the U.S. under the Verizon Wireless brand and through wholesale and other arrangements. Our wireline services are provided in nine states in the Mid-Atlantic and Northeastern U.S., as well as Washington D.C., over our 100% fiber-optic network under the Fios brand and over a traditional copper-based network to customers who are not served by Fios. Our Consumer segment’s wireless and wireline products and services are available to our retail customers, as well as resellers that purchase wireless network access from us on a wholesale basis.

Our Business segment provides wireless and wireline communications services and products, video and data services, corporate networking solutions, security and managed network services, local and long distance voice services and network access to deliver various Internet of Things (IoT) services and products. We provide these products and services to businesses, government customers and wireless and wireline carriers across the U.S. and select products and services to customers around the world.

Basis of Presentation
We have reclassified certain prior year amounts to conform to the current year presentation, including impacts for changes in our reportable segments.

Earnings Per Common Share
There were a total of approximately 2 million outstanding dilutive securities, primarily consisting of restricted stock units, included in the computation of diluted earnings per common share for the three months ended March 31, 2019. There were a total of approximately 3 million outstanding dilutive securities, primarily consisting of restricted stock units, included in the computation of diluted earnings per common share for the three months ended March 31, 2018.

Cash, Cash Equivalents and Restricted Cash
We consider all highly liquid investments with an original maturity of 90 days or less when purchased to be cash equivalents. Cash equivalents are stated at cost, which approximates quoted market value and includes amounts held in money market funds.

Cash collections on the device payment plan agreement receivables collateralizing asset-backed debt securities are required at certain specified times to be placed into segregated accounts. Deposits to the segregated accounts are considered restricted cash and are included in Prepaid expenses and other and Other assets in our condensed consolidated balance sheets.

Cash, cash equivalents and restricted cash are included in the following line items on the condensed consolidated balance sheets:

	At March 31,	At December 31,	Increase / (Decrease)
(dollars in millions)	2019	2018
Cash and cash equivalents	$2,322	$2,745	$(423)
Restricted cash:
Prepaid expenses and other	1,091	1,047	44
Other assets	124	124	—
Cash, cash equivalents and restricted cash	$3,537	$3,916	$(379)

Goodwill
Goodwill is the excess of the acquisition cost of businesses over the fair value of the identifiable net assets acquired. Impairment testing for goodwill is performed annually in the fourth quarter or more frequently if impairment indicators are present. In November 2018, we announced a strategic reorganization of our business which resulted in certain changes to our operating segments and reporting units. We transitioned to the new segment reporting structure effective April 1, 2019, in connection with which we are reassigning goodwill to each of our new reporting units.

We performed an impairment assessment of the impacted reporting units, specifically our historical Wireless, historical Wireline and historical Connect reporting units on March 31, 2019, immediately before our strategic reorganization became effective. Our impairment assessments indicated that the fair value for each of our historical Wireless, historical Wireline and historical Connect reporting units exceeded their respective carrying value, and therefore did not result in a goodwill impairment. Our Media reporting unit was not impacted by the strategic reorganization and there were no indicators of impairment during the quarter ended March 31, 2019.

Recently Adopted Accounting Standard
The following Accounting Standard Updates (ASUs) were issued by Financial Accounting Standards Board (FASB), and have been recently adopted by Verizon.

Description	Date of Adoption	Effect on Financial Statements
ASU 2016-02, ASU 2018-01, ASU 2018-10, ASU 2018-11, ASU 2018-20 and ASU 2019-01, Leases (Topic 842)

The FASB issued Topic 842 requiring entities to recognize assets and liabilities on the balance sheet for all leases, with certain exceptions. In addition, Topic 842 will enable users of financial statements to further understand the amount, timing and uncertainty of cash flows arising from leases. Topic 842 allows for a modified retrospective application and is effective as of the first quarter of 2019. Entities are allowed to apply the modified retrospective approach: (1) retrospectively to each prior reporting period presented in the financial statements with the cumulative-effect adjustment recognized at the beginning of the earliest comparative period presented; or (2) retrospectively at the beginning of the period of adoption (January 1, 2019) through a cumulative-effect adjustment. The modified retrospective approach includes a number of optional practical expedients that entities may elect to apply.
1/1/2019
We adopted Topic 842 beginning on January 1, 2019, using the modified retrospective approach with a cumulative-effect adjustment to opening retained earnings recorded at the beginning of the period of adoption. Therefore, upon adoption, we have recognized and measured leases without revising comparative period information or disclosure. We recorded an increase of $410 million (net of tax) to retained earnings on January 1, 2019 which related to deferred sale leaseback gains recognized from prior transactions. Additionally, the adoption of the standard had a significant impact in our condensed consolidated balance sheet due to the recognition of $22.1 billion of operating lease liabilities, along with $23.2 billion of operating lease right-of-use-assets.

The cumulative after-tax effect of the changes made to our condensed consolidated balance sheet for the adoption of Topic 842 were as follows:

(dollars in millions)	At December 31, 2018	Adjustments due to Topic 842	At January 1, 2019
Prepaid expenses and other	$5,453	$(329)	$5,124
Operating lease right-of-use assets	—	23,241	23,241
Other assets	11,717	(2,048)	9,669
Accounts payable and accrued liabilities	22,501	(3)	22,498
Other current liabilities	8,239	(2)	8,237
Current operating lease liabilities	—	2,931	2,931
Deferred income taxes	33,795	139	33,934
Non-current operating lease liabilities	—	19,203	19,203
Other liabilities	13,922	(1,815)	12,107
Retained earnings	43,542	410	43,952
Noncontrolling interests	1,565	1	1,566

In addition to the increase to the operating lease liabilities and right-of-use assets and the derecognition of deferred sale leaseback gains through opening retained earnings, Topic 842 also resulted in reclassifying the presentation of prepaid and deferred rent to operating lease right-of-use assets. The operating lease right-of-use assets amount also includes the balance of any prepaid lease payments, unamortized initial direct costs, and lease incentives.

We elected the package of practical expedients permitted under the transition guidance within the new standard. Accordingly, we have adopted these practical expedients and did not reassess: (1) whether an expired or existing contract is a lease or contains an embedded lease; (2) lease classification of an expired or existing lease; (3) capitalization of initial direct costs for an expired or existing lease. In addition, we have elected the land easement transition practical expedient, and did not reassess whether an existing or expired land easement is a lease or contains a lease if it has not historically been accounted for as a lease.

We lease network equipment including towers, distributed antenna systems, small cells, real estate, connectivity mediums which include dark fiber, equipment leases, and other various types of assets for use in our operations under both operating and finance leases. We assess whether an arrangement is a lease or contains a lease at inception. For arrangements considered leases or that contain a lease that is accounted for separately, we determine the classification and initial measurement of the right-of-use asset and lease liability at the lease commencement date, which is the date that the underlying asset becomes available for use.

For both operating and finance leases, we recognize a right-of-use asset, which represents our right to use the underlying asset for the lease term, and a lease liability, which represents the present value of our obligation to make payments arising over the lease term. The present value of the lease payments is calculated using the incremental borrowing rate for operating and finance leases. The incremental borrowing rate is determined using a portfolio approach based on the rate of interest that the Company would have to pay to borrow an amount equal to the lease payments on a collateralized basis over a similar term. Management uses the unsecured borrowing rate and risk-adjusts that rate to approximate a collateralized rate, which will be updated on a quarterly basis for measurement of new lease liabilities.

In those circumstances where the Company is the lessee, we have elected to account for non-lease components associated with our leases (e.g., common area maintenance costs) and lease components as a single lease component for substantially all of our asset classes. Additionally, in arrangements where we are the lessor, we have customer premise equipment for which we apply the lease and non-lease component practical expedient and account for non-lease components (e.g., service revenue) and lease components as combined components under the revenue recognition guidance in ASU 2014-09, "Revenue from Contracts with Customers" (Topic 606) as the service revenues are the predominant components in the arrangements.

Rent expense for operating leases is recognized on a straight-line basis over the term of the lease and is included in either Cost of services or Selling, general and administrative expense in our condensed consolidated statements of income, based on the use of the facility on which rent is being paid. Variable rent payments related to both operating and finance leases are expensed in the period incurred. Our variable lease payments consist of payments dependent on various external indicators, including real estate taxes, common area maintenance charges and utility usage.

Operating leases with a term of 12 months or less are not recorded on the balance sheet; we recognize a rent expense for these leases on a straight-line basis over the lease term.

We recognize the amortization of the right-of-use asset for our finance leases on a straight-line basis over the shorter of the term of the lease or the useful life of the right-of-use asset in Depreciation and amortization expense in our condensed consolidated statements of income. The interest expense related to finance leases is recognized using the effective interest method based on the discount rate determined at lease commencement and is included within Interest expense in our condensed consolidated statements of income.

See Note 5 for additional information related to leases, including disclosure required under Topic 842.

Recently Issued Accounting Standards
The following ASUs have been recently issued by the FASB.

Description	Date of Adoption	Effect on Financial Statements
ASU 2016-13, Financial Instruments - Credit Losses (Topic 326)

In June 2016, the FASB issued this standard update which requires certain financial assets be measured at amortized cost net of an allowance for estimated credit losses such that the net receivable represents the present value of expected cash collection. In addition, this standard update requires that certain financial assets be measured at amortized cost reflecting an allowance for estimated credit losses expected to occur over the life of the assets. The estimate of credit losses must be based on all relevant information including historical information, current conditions and reasonable and supportable forecasts that affect the collectability of the amounts. An entity will apply the update through a cumulative effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is effective (January 1, 2020). A prospective transition approach is required for debt securities for which an other-than-temporary impairment has been recognized before the effective date. Early adoption of this standard is permitted.
1/1/2020
We are currently evaluating the impacts that this standard update will have on our various financial assets, which we expect to include, but is not limited to, our device payment plan agreement receivables, service receivables and contract assets. We have established a cross-functional coordinated team to address the potential impacts to our systems, processes and internal controls in order to meet the standard update's accounting and reporting requirements.